Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated February 5, 2016
to the
Prospectus dated September 28, 2015
for Schooner Hedged Alternative Income Fund (the “Fund”),
A series of Trust for Professional Managers

On January 28, 2016, the Board of Trustees of Trust for Professional Managers (the “Board”) approved an amendment to the Operating Expenses Limitation Agreement between the Trust, on behalf of the Fund, and Schooner Investment Group, LLC (the “Adviser”), pursuant to which the Adviser has agreed to lower the Fund’s operating expense limit from 1.74% to 1.64% for Class A shares, and from 1.49% to 1.39% for Institutional Class shares through at least February 1, 2017, effective February 1, 2016.  The Board also approved a change to the Fund’s monthly distributions so that the Fund intends to distribute monthly, out of net investment income and/or net short term capital gains, an amount of cash equal to 0.70% of the Fund’s net assets.

The following disclosures in the Prospectus are hereby revised to reflect the reduction of the operating expense limits:

Prospectus

Page 6 – “Summary Section – Schooner Hedged Alternative Income Fund - Fees and Expenses of the Fund”

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 12 months of purchase)	None(1)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	2.41%	2.41%
Total Annual Fund Operating Expenses	3.91%	3.66%
Fee Waiver/Expense Reimbursement	-2.27%	-2.27%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	1.64%	1.39%

(1)
A contingent deferred sales charge (“CDSC”) of up to 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

(2)
Pursuant to an operating expense limitation agreement between Schooner Investment Group, LLC (the “Advisor”) and the Fund, the Advisor has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of interest, acquired fund fees and expenses, leverage (i.e. any expenses incurred in connection with borrowings made by the Fund) and tax expenses, dividends and interest expenses on short positions, brokerage commissions, and extraordinary expenses) do not exceed 1.64% and 1.39% of the Fund’s average annual net assets for Class A shares and Institutional Class shares, respectively, through at least February 1, 2017.  The operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”).  The Advisor is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years, subject to the limitation on the Fund’s expenses in effect at the time of the waiver.

Example.  This Example is intended to help you compare the costs of investing in the Hedged Alternative Income Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$511	$1,299	$2,105	$4,198
Institutional Class	$142	$910	$1,699	$3,767

Page 20 – “Management of the Funds - The Advisor”

The Funds have entered into an investment advisory agreement (the “Advisory Agreement”) with the Advisor, Schooner Investment Group, LLC, a Pennsylvania limited liability company and a registered investment advisor.  Schooner was founded in 2008 and in addition to managing the Funds, provides portfolio management services to the Funds.  The Advisor, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of the Funds in accordance with their investment objectives, policies and limitations.  The Advisor is located at 676 East Swedesford Road, Suite 130, Wayne, Pennsylvania 19087.  As of August 31, 2015, the Advisor managed approximately $246.25 million in assets.

Under the Advisory Agreement, each Fund compensates the Advisor for its investment advisory services.  For the fiscal year ended May 31, 2015, the Advisor received management fees of 1.25% of the Schooner Fund’s average daily net assets.  The Hedged Alternative Income Fund compensates the Advisor for its services at an annual rate of 1.25% of the Fund’s average daily net assets.  Subject to the general supervision of the Board of Trustees, the Advisor is responsible for managing the Funds in accordance with their investment objectives and policies, and for making decisions with respect to, and also orders for, all purchases and sales of portfolio securities.  The Advisor also maintains related records for the Funds.

Fund Expenses.  Each Fund is responsible for its own operating expenses.  Pursuant to an operating expense limitation agreement between the Advisor and each of the Funds, the Advisor has agreed to waive its fees and/or reimburse expenses to ensure that Total Annual Fund Operating Expenses (exclusive generally of interest, acquired fund fees and expenses, leverage (i.e. any expenses incurred in connection with borrowings made by the Fund), and tax expenses, dividends and interest expenses on short positions, brokerage commissions, and extraordinary expenses) do not exceed 1.99% and 1.74% of the Fund’s average daily net assets for Class A shares and Institutional Class shares, respectively, of the Schooner Fund, and 1.64% and 1.39% of the average daily net assets for the Class A shares and Institutional Class shares, respectively, of the Hedged Alternative Income Fund.  Any waiver in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Funds in subsequent years if the Advisor so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Funds toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses at the time of waiver.  The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed by the Board of Trustees.  Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.  This agreement is in effect through at least September 28, 2025 for the Schooner Fund and through February 1, 2017 for the Hedged Alternative Income Fund, and may be terminated only by, or with the consent of, the Board of Trustees.

A discussion regarding the basis of the Board of Trustees’ approval of the Advisory Agreement between the Advisor and the Trust, on behalf of the Schooner Fund, is included in the Schooner Fund’s semi-annual report to shareholders for the six-month period ended November 30, 2014.  A discussion regarding the basis of the Board of Trustees’ approval of the Advisory Agreement between the Advisor and the Trust, on behalf of the Hedged Alternative Income Fund, is included in the Hedged Alternative Income Fund’s annual report to shareholders dated May 31, 2015.

The Funds, each as a series of the Trust, do not hold themselves out as related to any other series of the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series of the Trust that has commenced operations.

Page 36 – “Distribution and Taxes – Distributions - Hedged Alternative Income Fund”

The Fund intends to distribute monthly, out of net investment income and/or net short-term capital gains, an amount of cash equal to 0.70% of the Fund’s net assets.  The Fund will periodically review the stability of the payout and adjust as necessary.  While the Fund only intends to make such distributions out of net investment income and/or short-term capital gains, it is possible that in certain circumstances, a portion of a distribution may result in a return of capital (which is a return of the shareholder’s investment in the Fund).  Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such distribution that adequately discloses its source or sources to the extent the source includes something other than net investment income.  Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect.  Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not.  Shareholders should read any written disclosure provided pursuant to Section 19(a) of and Rule 19-1 under the 1940 Act carefully, and should not assume that the source of any distribution from the Fund is net profit.

Please retain this supplement with your Prospectus